Exhibit 99.1

Borealis Foods Inc., a Rapidly Growing, Mission-Driven Food Tech Company, Completes
Business Combination and Will Commence Trading on Nasdaq Under the Symbol “BRLS”

Borealis has developed breakthrough nutritious food that integrates complete protein with all essential amino acids and other key ingredients.

TORONTO, Feb. 7, 2024 /CNW/ - Borealis Foods, Inc. (Nasdaq: BRLS) (Nasdaq: BRLSW)

Borealis Foods Inc. (“Borealis” or the “Company”), a food tech company focused on developing high-quality, nutritious food solutions at affordable prices, announced today that it will commence trading on the Nasdaq under the ticker “BRLS” on February 8, 2024, following the closing of its previously announced business combination (“the Business Combination”) with Oxus Acquisition Corp. (“Oxus”).

Upon closing of the Business Combination, the Company continues to be led by Borealis’ CEO and Co-Founder Reza Soltanzadeh, and Chairman and Co-Founder Barthelemy Helg.

Borealis is an innovative food technology company with a mission to address global food nutritional challenges through its research and development of highly nutritious and functional food products. The company’s focus on affordability and sustainability reflects its commitment to making a positive impact on both human life and the planet. Borealis has created ramen meals that are organic, vegan, vegetarian, Halal, Kosher, plant-based, egg and dairy free, non-GMO, MSG free, and TBHQ free, and are manufactured with recyclable packaging. Made by Borealis-owned Palmetto Gourmet Foods, the Chef Woo Ramen brand and the popular Ramen Express Ramen brand are available in the United States, Canada, Mexico and Europe.

Borealis’ mission is to address growing consumer needs and global food security challenges by developing highly nutritious and functional food products that are uniquely delicious, affordable and sustainable.  The Company has rapidly expanded its retail distribution footprint over 21,000 retail locations, beyond the United States and Canada and into Mexico and Europe. Fulfilling its mission of making nutritiously-created foods accessible, Borealis, through its food manufacturing company, has also begun expanding its available solutions into school, correctional facility and military food service.

“Borealis’ debut on the Nasdaq is an important step in our evolution as we pursue our mission of helping solve the problem of global food nutrition,” said Reza Soltanzadeh, Chief Executive Officer of Borealis.  “Our company was founded in 2019 to address and solve a growing global crisis. Millions of people lack access to nutritious food at an affordable price, even in our own country. Our innovative, proprietary research and food technology allows us to translate this into shelf-stable, sustainable food that can satisfy people’s needs but at an affordable cost.  Our commitment to our mission is unwavering; at the same time, we are enthusiastic about our growth outlook, stemming from our unique product offering and vast opportunities in retail and food service.”

“Additionally, our extensive distribution footprint and strategic marketing strategy centered around our partnership with Gordon Ramsay position us well for growth. We are excited about this milestone and look forward to reporting on the Company’s continued development.”

The Company’s Board of Directors is comprised of food industry and financial industry veterans, with specialties in branding, distribution, research and development, audit and investing. Oxus’ Chief Executive Officer, Kanat Mynzhanov, will join the Company’s Board of Directors.

The Company’s warrants will also commence trading on February 8, 2024 under the symbol “BRLSW.”

About Borealis

Borealis is an innovative food technology company with a mission to address global food security challenges through its research and development of highly nutritious and functional food products with great flavor that are both affordable and sustainable. The Company’s focus on affordability and sustainability reflects its commitment to making a positive impact on both human life and the planet.  Through its wholly-owned subsidiary, Palmetto Gourmet Foods, Borealis has created meals that are organic, vegan, vegetarian, Halal, Kosher, plant-based, egg free and dairy free, non-GMO, free of added MSG and TBHQ free. Borealis distributes its food products through the United States, Canada, Mexico and Europe.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the and future financial condition and performance of Borealis, and the expected financial impacts of the Business Combination (including future revenue and pro forma enterprise value), markets, and expected future growth and market opportunities. Forward-looking statements generally relate to management’s current expectations, hopes, beliefs, intentions, strategies, plans, objections or projections about future events or Borealis’ future financial condition or operating performance. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements and readers should not rely on these forward-looking statements as predictions of future events.

Forward-looking statements are based upon estimates and assumptions that, while considered reasonable by management of Borealis, are inherently uncertain. Factors that may cause actual result to differ from current expectations include, but are not limited to: the ability to meet stock exchange listing standards following consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Borealis as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; the costs related to the Business Combination; financial and operating performance; changes to existing applicable laws or regulations; the possibility that Borealis or the combined company may be adversely affected by economic, business, or competitive factors; Borealis’ estimates of revenue, expenses, operating costs and profitability; the evolution of the markets in which Borealis competes and Borealis’ ability to enter new markets effectively; and the ability of Borealis to implement its strategic initiatives and continue to innovate its existing services.

Readers should carefully consider the foregoing factors and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward-Looking Statements” set forth in Oxus’ registration statement on Form S-4 filed with the Securities and Exchange Commission (“SEC”) on January 12, 2024 and declared effective by the SEC on January 16, 2024, and other documents filed from time to time with the SEC by Oxus and, following completion of the Business Combination, by Borealis.

Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements and Borealis assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws.

Contact: The Equity Group, Jeremy Hellman, Vice President, jhellman@equityny.com, (212) 836-9626; To arrange interviews with CEO, Reza Soltanzadeh, contact Henry Wong, Chief Marketing Officer, Borealis Foods, hwong@borealisfoods.com, (905) 278-2200